SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2004

MICROVISION, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21221	91-1600822
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19910 North Creek Parkway

Bothell, Washington 98011

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (425) 415-6847

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

c) Exhibits.

99.1	Registration Statement on Form S-1 filed with the Securities and Exchange Commission by Lumera Corporation on May 19, 2004 (the “Lumera S-1,” and incorporated herein by reference to the Lumera S-1).

99.2	Lumera Corporation Press Release Regarding the Proposed Common Stock Offering by Lumera.

Item 9. Regulation FD Disclosure.

Lumera Corporation, a majority owned subsidiary of Microvision, Inc., issued a press release, filed as an exhibit hereto, regarding the proposed offering of Lumera’s common stock. The registration statement on Form S-1 filed by Lumera contains additional information about Lumera, and is filed as an exhibit hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROVISION, INC.

By:	/s/ Richard F. Rutkowski
Richard F. Rutkowski
Chief Executive Officer

Date: May 19, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Registration Statement on Form S-1 filed with the Securities and Exchange Commission by Lumera Corporation on May 19, 2004 (the “Lumera S-1,” and incorporated herein by reference to the Lumera S-1).

99.2	Lumera Corporation Press Release Regarding the Proposed Common Stock Offering by Lumera.